U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report:  November 3, 2004

                           ISA INTERNATIONALE INC.
           (Exact name of registrant as specified in its charter)

       Delaware                 001-16423                41-1925647
(State of incorporation) (Commission File Number)  (IRS Employer Id. No.)

2560 Rice Street          St. Paul, MN                   55113
(Mailing address of principal executive offices)
(651) 483-3114
Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17CFR240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17CFR240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


Section 1 Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

November 3, 2004 - ISA INTERNATIONALE INC. (OTCBB: ISAT) announced today it has amended its agreement originally dated August 19, 2004 to complete and finalize the acquisition of the privately-held network of financial services companies composed of Harrison Asset Management Inc. (HAMI), Money Asset Management, Inc. (MAMI), Cash Asset Management Inc. (CAMI), E-commerce Bank, First American Financial Family Services (FAFFS), and United Recovery Inc.
(URI) - a wholly-owned subsidiary of MAMI. On August 19, 2004, ISAT completed the agreement to exchange common shares and common share warrants of ISAT for certain assets of the group of companies above. Paragraph 2.5 of the Asset Purchase Agreement, previously filed with the SEC in an 8-K dated 8-23-04, stated ISA Internationale Inc. would be provided audited financial statements within 70 days of closing and such audited statements would be used to apportion the 5,000,000 shares of common stock of ISAT among the three companies in accordance with the asset values being transferred from each of the companies to ISAT.

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It has been determined the companies being acquired cannot provide audited financial statements for the periods covered by the agreement within the 70 days after closing as required by the agreement. Accordingly, ISAT has determined the agreement must be re-dated from August 19, 2004 to November 1, 2004. The parties to this amended agreement believe the audits as required by the Asset Purchase Agreement can be completed by January 15, 2005 and their respective results filed with the SEC accordingly, as required. Accordingly, on October 29, 2004 the parties to the agreement signed amendments to their original agreements and extended the closing date of the transaction to November 1, 2004.

Therefore, as of September 30, 2004, ISAT will deem the transaction not closed and Paragraph 2.5 of the Asset Provision Agreement not complied with. In an attempt to provide the Companies with a remedy, ISAT has agreed to re-date the agreement to November 1, 2004. There will be no carrying value assigned to the shares of stock that ISAT has placed in escrow as consideration for their part in the agreement.

ISAT will maintain its corporate offices in St. Paul, Minnesota, and will continue to pursue suitable acquisitions in the financial services industry, consistent with its new business plan. The Companies are still headquartered in Calabasas, California and being led by Anthony Pickett, an executive with more than 35 years of business experience.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2004

ISA INTERNATIONALE INC.

By /s/ Bernard L. Brodkorb
       President and CEO

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ISA INTERNATIONALE, INC.
FORM 8K
INDEX TO EXHIBITS
Exhibit             Description of Exhibit
------------   -------------------------------------------
Exhibit 99.1   AMENDMENT TO THE ASSET PURCHASE AGREEMENT
Exhibit 99.2   AMENDMENT TO THE STOCK AQUISITION AGREEMENT

Exhibit 99.1 AMENDMENT TO THE ASSET PURCHASE AGREEMENT

                    Amendment to the Asset Purchase Agreement

In exchange for $1.00 and other valuable consideration, the parties to this agreement hereby agree to change the effective date of the Asset Purchase Agreement and Bill of Sale Agreement from August 19, 2004 to November 1, 2004. Money Asset Management, Inc. ("MAMI"), United Recovery, Inc. (URI) (a wholly-owned subsidiary of MAMI), Cash Asset Management, Inc. ("CAMI"), and Harrison Asset Management, Inc. ("HAMI"), all California Corporations, (collectively, the "Companies") and Dante Fala, Principal Shareholder, hereby agree to transfer all rights, title and interest in the assets listed in
Schedule 1.0 of the Asset Purchase Agreement (the "Agreement") by and between the Companies and ISA Acquisition Corporation ("ISA"), a Minnesota Corporation, effective as of November 1, 2004, to ISA. In exchange for this sale, ISA agrees to compensate the Companies pursuant to the terms of the Agreement. A copy of the original Agreement is attached hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date below written.

Sellers:
Dated: October 29, 2004            By: /s/ Dante Fala, Principal Shareholder,
                                           Cash Asset Management, Inc.
                                           Harrison Asset Management, Inc.
                                           Money Asset Management, Inc.

Dated: October 29, 2004            By: /s/ L. Anthony Pickett, President,
                                           Cash Asset Management, Inc.

Dated: October 29, 2004            By: /s/ L. Anthony Pickett, President,
                                           Harrison Asset Management, Inc.

Dated: October 29, 2004            By: /s/ L. Anthony Pickett, President,
                                           Money Asset Management, Inc. and
                                           United Recovery, Inc.
Buyer:

Dated: October 29, 2004            By: /s/ Bernard L. Brodkorb, President,
                                           ISA Acquisition Corporation

Dated: October 29, 2004            By: /s/ Bernard L. Brodkorb, President,
                                           ISA Internationale Inc.
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Exhibit 99.2 AMENDMENT TO THE STOCK AQUISITION AGREEMENT

Amendment to the Stock Acquisition Agreement

In exchange for $1.00 and other valuable consideration, the parties to this agreement hereby agree to change the effective date of the Stock Acquisition Agreement between ISA Acquisition Corporation (ISA), a Minnesota Corporation, and Dante Fala (FALA), an individual and sole shareholder of First American Family Financial Services Corp., a Nevada corporation (FAFFS), from August 19, 2004 to November 1, 2004. A copy of the original Agreement is attached hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date below written.

Sellers:
Dated: October 29, 2004         By: /s/ Dante Fala, Original President
                                and Original Principal Shareholder,
                             First American Financial Family Services Corp.,
                                A Nevada Corporation
Buyer:

Dated: October 29, 2004         By: /s/ Bernard L. Brodkorb,
                                President and Chief Executive Officer
                                ISA Acquisition Corporation,
                                A Minnesota Corporation

Dated: October 29, 2004         By: /s/ Bernard L. Brodkorb,
                                President and Chief Executive Officer
                                ISA Internationale Inc.,
                                A Delaware Corporation